Exhibit 99.1

PRESS RELEASE

INTERCONTINENTALEXCHANGE REPORTS 1Q13 ADJUSTED DILUTED EPS OF $2.03, ADJUSTED NET INCOME
ATTRIBUTABLE TO ICE OF $149MM

- 1Q13 GAAP Diluted EPS of $1.85
-1Q13 GAAP Net Income Attributable to ICE of $135MM
- 1Q13 Revenues of $352MM

ATLANTA May 1, 2013 – IntercontinentalExchange (NYSE: ICE), a leading operator of global markets and clearing houses, today reported financial results for the first quarter of 2013. Consolidated revenues were $352 million, a decline of 4% from the first quarter of 2012. Consolidated net income attributable to ICE was $135 million, down 8% from the first quarter of 2012, and diluted earnings per share (EPS) decreased 8% to $1.85 on a GAAP basis.

For the first quarter ended March 31, 2013, certain items were included in ICE's operating results that are not indicative of our core business performance, including transaction costs related to ICE's proposed acquisition of NYSE Euronext, the closing of ICE Endex and duplicate rent expense. Excluding these items, first quarter 2013 adjusted net income attributable to ICE increased 1% to $149 million and adjusted diluted EPS rose 1% to $2.03. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on adjusted net income attributable to ICE and adjusted diluted EPS.

Said ICE Chairman and CEO Jeffrey C. Sprecher: "Amid ongoing regulatory uncertainty, we continue to expand our markets and services to customers. We executed on many initiatives during the quarter, including the completion of the ICE Endex transaction, which extends our reach in the global natural gas markets. As we continue with the regulatory approval process for the acquisition of NYSE Euronext, we are advancing our integration plans while focusing on opportunities to grow and serve customers across all of our markets globally."

ICE CFO Scott A. Hill added: "Our April year-to-date performance has us on track to achieve our 2013 objectives. Our work on developing clearing for NYSE Liffe continues on schedule, and we are serving customers in complying with mandatory swaps clearing. ICE's open interest is up from 2012 and we continue to grow market participation. Finally, we continue to enhance our credit derivatives business to serve demand driven by financial reform and create new products that support the evolution of the market."

First Quarter 2013 Results

First quarter 2013 consolidated revenues declined 4% from the prior first quarter to $352 million and consolidated transaction and clearing revenues decreased 7% to $300 million.

Futures average daily volume (ADV) was 3.6 million contracts, down 4% compared to the first quarter of 2012. Revenues from ICE's credit default swap (CDS) trade execution, processing and clearing business were $33 million, down 16% from the first quarter of 2012, and included $16 million in CDS clearing revenues.

Consolidated market data revenues increased 12% in the first quarter of 2013 compared to the same period in 2012 to a record $41 million. Consolidated other revenues were $11 million.

Consolidated operating expenses were up 8% from the prior first quarter to $152 million, and consolidated operating income fell 11% to $200 million. Operating margin was 57%, and the effective tax rate for the quarter was 28%.

Consolidated cash flow from operations decreased 19% from the first quarter of 2012 to $150 million. Capital expenditures were $16 million and capitalized software development costs totaled $9 million in the first quarter of 2013.

Unrestricted cash was $1.4 billion as of March 31, 2013 and ICE had $911 million in outstanding debt.

Guidance

●	ICE expects acquisition expense for the second quarter of 2013 in the range of $10 million to $12 million related to the NYSE Euronext transaction, which will be excluded from non-GAAP results.

●	ICE has scheduled a special stockholder meeting for June 3, 2013 to approve the acquisition of NYSE Euronext with a record date of April 26, 2013.

●	ICE's diluted share count for the second quarter of 2013 is expected to be in the range of 73.1 million to 74.1 million weighted average shares outstanding.

Earnings Conference Call Information

ICE will hold a conference call today, May 1, at 8:30 a.m. ET to review its first quarter 2013 financial results. A live audio webcast of the earnings call will be available on the company's website at www.theice.com under About ICE/Investors & Media. Participants may also listen via telephone by dialing 877-674-6420 from the United States, or 708-290-1370 from outside of the United States. Telephone participants should call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

Historical futures volume, rate per contract and open interest data can be found at: http://ir.theice.com/supplemental.cfm

Volume, for the current and prior-year periods, has been adjusted to include OTC swap contracts that were transitioned to energy futures contracts on October 15, 2012.

IntercontinentalExchange, Inc. and Subsidiaries
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2013	2012
Revenues:
Transaction and clearing fees, net	$299,715	$322,072
Market data fees	40,898	36,386
Other	11,284	6,736
Total revenues	351,897	365,194

Operating expenses:
Compensation and benefits	66,214	68,076
Technology and communication	10,780	11,702
Professional services	7,472	9,402
Rent and occupancy	8,262	4,462
Acquisition-related transaction costs	17,900	3,463
Selling, general and administrative	9,025	10,924
Depreciation and amortization	32,166	31,983
Total operating expenses	151,819	140,012
Operating income	200,078	225,182

Other income (expense):
Interest and investment income	727	240
Interest expense	(9,920)	(10,068)
Other expense, net	(69)	(279)
Total other expense, net	(9,262)	(10,107)

Income before income taxes	190,816	215,075
Income tax expense	53,635	65,296
Net income	$137,181	$149,779
Net income attributable to noncontrolling interest	(1,739)	(1,914)
Net income attributable to IntercontinentalExchange, Inc.	$135,442	$147,865
Earnings per share attributable to IntercontinentalExchange, Inc. common shareholders:
Basic	$1.86	$2.04
Diluted	$1.85	$2.02
Weighted average common shares outstanding:
Basic	72,677	72,641
Diluted	73,175	73,252

IntercontinentalExchange, Inc. and Subsidiaries
Consolidated Balance Sheets
(In thousands, except per share amounts)
(Unaudited)

	March 31, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,390,836	$1,612,195
Short-term restricted cash	136,363	86,823
Customer accounts receivable	186,955	127,260
Margin deposits and guaranty funds	33,630,444	31,882,493
Prepaid expenses and other current assets	30,583	41,316
Total current assets	35,375,181	33,750,087
Property and equipment, net	154,824	143,392

Other noncurrent assets:
Goodwill	1,933,760	1,937,977
Other intangible assets, net	820,683	798,960
Long-term restricted cash	160,868	162,867
Long-term investments	375,678	391,345
Other noncurrent assets	37,543	30,214
Total other noncurrent assets	3,328,532	3,321,363
Total assets	$38,858,537	$37,214,842

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$95,277	$70,206
Accrued salaries and benefits	20,137	55,008
Current portion of licensing agreement	19,249	19,249
Current portion of long-term debt	48,824	163,000
Income taxes payable	49,727	29,284
Margin deposits and guaranty funds	33,630,444	31,882,493
Other current liabilities	45,972	26,457
Total current liabilities	33,909,630	32,245,697

Noncurrent liabilities:
Noncurrent deferred tax liability, net	214,438	216,141
Long-term debt	861,676	969,500
Noncurrent portion of licensing agreement	59,948	63,739
Other noncurrent liabilities	50,162	43,207
Total noncurrent liabilities	1,186,224	1,292,587
Total liabilities	35,095,854	33,538,284

Redeemable noncontrolling interest	15,169	—

EQUITY
IntercontinentalExchange, Inc. shareholders’ equity:

Common stock	803	799
Treasury stock, at cost	(736,437)	(716,815)
Additional paid-in capital	1,922,364	1,903,312
Retained earnings	2,644,114	2,508,672
Accumulated other comprehensive loss	(110,439)	(52,591)
Total IntercontinentalExchange, Inc. shareholders’ equity	3,720,405	3,643,377
Noncontrolling interest in consolidated subsidiaries	27,109	33,181
Total equity	3,747,514	3,676,558
Total liabilities and equity	$38,858,537	$37,214,842

Non-GAAP Financial Measures

We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our U.S. generally accepted accounting principles, or GAAP, results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe these adjusted measures provide greater transparency and a more complete understanding of factors affecting our business than GAAP measures alone. We use adjusted net income attributable to ICE and adjusted earnings per share attributable to ICE common shareholders because they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our operating performance. We strongly recommend that investors review the GAAP financial measures included in this Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted net income attributable to ICE for the three months ended March 31, 2013 presented below is calculated by adding net income attributable to ICE, the adjustments described below, which are not reflective of our core business performance, and the related income tax effect. We are including all of the acquisition-related transaction costs incurred relating to our current acquisition of NYSE Euronext as a non-GAAP adjustment given the size of the deal. We are also including the banker success fee relating to the ICE Endex acquisition and the duplicate rent in New York City, as we are consolidating multiple existing locations into a combined location, as non-GAAP adjustments. The tax effects of these items are calculated by applying specific legal entity and jurisdictional marginal tax rates. The following table reconciles net income attributable to ICE to adjusted net income attributable to ICE and calculates adjusted earnings per share attributable to ICE common shareholders for the period presented below (in thousands, except per share amounts):

Three Months Ended March 31, 2013
Net income attributable to ICE	$135,442
Add: NYSE Euronext transaction costs and banker fee relating to ICE Endex acquisition	17,089
Add: Duplicate rent expense	3,348
Less: Income tax benefit effect related to the items above	(7,059)
Adjusted net income attributable to ICE	$148,820

Earnings per share attributable to ICE common shareholders:
Basic	$1.86
Diluted	$1.85

Adjusted earnings per share attributable to ICE common shareholders:
Adjusted basic	$2.05
Adjusted diluted	$2.03

Weighted average common shares outstanding:
Basic	72,677
Diluted	73,175

About IntercontinentalExchange
IntercontinentalExchange (NYSE: ICE) is a leading operator of regulated exchanges and clearing houses serving the risk management needs of global markets for agricultural, credit, currency, emissions, energy and equity index products. www.theice.com

The following are trademarks of IntercontinentalExchange, Inc. and/or its affiliated companies: IntercontinentalExchange, ICE, ICE and block design, ICE Futures Europe, ICE Clear Europe, ICE Clear Canada, ICE Clear US, ICE Clear Credit, ICE Futures U.S., and ICE OTC. All other trademarks are the property of their respective owners. For more information regarding registered trademarks owned by IntercontinentalExchange, Inc. and/or its affiliated companies, see https://www.theice.com/terms.jhtml

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding IntercontinentalExchange’s business that are not historical facts are forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. These statements are not guarantees of future performance and actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statement. The factors that might affect our performance include, but are not limited to: our business environment and industry trends; conditions in global financial markets; domestic and international economic conditions; volatility in commodity prices and price volatility of financial contracts such as equity indexes and foreign exchange; our ability to complete the acquisition of NYSE Euronext and to do so in a timely manner, realize the anticipated benefits within the expected time frame, and efficiently integrate NYSE Euronext’s operations; changes in laws and regulations; increasing competition and consolidation in our industry; our ability to identify and effectively pursue acquisitions and strategic alliances and successfully integrate the companies we acquire on a cost-effective basis; the success of our clearing houses and our ability to minimize the risks associated with operating multiple clearing houses in multiple jurisdictions; technological developments, including ensuring that the technology we utilize is not vulnerable to security risks; the accuracy of our cost estimates and expectations; our belief that cash flows will be sufficient to service our debt and fund our working capital needs and capital expenditures for the foreseeable future; our ability to develop new products and services on a timely and cost-effective basis; leveraging our risk management capabilities; maintaining existing market participants and attracting new ones; protecting our intellectual property rights; not violating the intellectual property rights of others; potential adverse litigation results; our belief in our electronic platform and disaster recovery system technologies; and identification of trends and how they will impact our business. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE’s Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in ICE’s most recent Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC on February 6, 2013, and the risk factors in the joint proxy statement/prospectus of IntercontinentalExchange Group, Inc. (“ICE Group”), as filed with the SEC on April 30, 2013. These filings are also available in the Investors & Media section of our website. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition by ICE of NYSE Euronext, ICE Group has filed with the SEC a registration statement on Form S-4, which includes a joint proxy statement/prospectus with respect to the proposed transaction. The final joint proxy statement/prospectus will be delivered to the stockholders of ICE and NYSE Euronext. INVESTORS AND SECURITY HOLDERS OF BOTH ICE AND NYSE EURONEXT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING ICE, NYSE EURONEXT AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ICE and NYSE Euronext, without charge, at the SEC’s website at http://www.sec.gov. Investors may also obtain these documents, without charge, from ICE’s website at http://www.theice.com and from NYSE Euronext’s website at http://www.nyx.com.

PARTICIPANTS IN THE MERGER SOLICITATION

ICE, NYSE Euronext and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transactions described in the Agreement and Plan of Merger, dated as of December 20, 2012, as amended and restated by the Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013, by and among ICE, NYSE Euronext, ICE Group, Braves Merger Sub, Inc. and Baseball Merger Sub LLC.  You can find information about ICE and ICE’s directors and executive officers in ICE’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC on February 6, 2013, and ICE’s proxy statement for its 2013 annual meeting of stockholders, as filed with the SEC on March 28, 2013.  You can find information about NYSE Euronext and NYSE Euronext’s directors and executive officers in NYSE Euronext’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC on February 26, 2013, and NYSE Euronext’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on March 22, 2013.  Additional information about the interests of potential participants is included in the joint proxy statement/prospectus, and the other relevant documents filed by ICE and NYSE Euronext with the SEC.

ICE-CORP

Media Contact:

Brookly McLaughlin, Communications Director
+1 312 836 6728
brookly.mclaughlin@theice.com

Claire Miller, Communications Director
+44 20 7065 7745
claire.miller@theice.com

Investor Contact:

Kelly Loeffler, VP Investor Relations & Corp. Communications
+1 770 857 4726
kelly.loeffler@theice.com

Melanie Skijus, Investor Relations Director
+1 770 857 2532
Melanie.skijus@theice.com